SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                 August 14, 2001

                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
               (Exact name of registrant as specified in charter)

       Delaware                      001-11001                 06-0619596
  ---------------------------- --------------------------- -------------------
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
  of incorporation)              Identification No.)

          3 High Ridge Park, P.O. Box 3801, Stamford, Connecticut 06905
         -------------------------------------------------------- -----
               (Address of principal executive offices) (Zip code)

                                 (203) 614-5600
                                 --------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

          Citizens Communications announced today that it priced a private offering $1.75 billion of senior notes for resale under Rule 144A of the Securities Act of 1933. The closing of the offering is expected to occur on August 16, 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

        (c) Exhibits

                99.1 Press release of Citizens Communications Company released August 14, 2001.

                                    SIGNATURE
                               ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
           ----------------------------------------------------------
                                  (Registrant)



                            By: /s/ Robert J. Larson
                            --------------------------

                               Robert J. Larson
                               Vice President and Chief Accounting Officer

Date: August 15, 2001

                                                      Citizens Communications
                                                      3 High Ridge Park
                                                      Stamford, CT 06905
                                                      203.614.5600
                                                      Web site: www.czn.net


FOR IMMEDIATE RELEASE

Contact:
Don Armour
Vice President, Finance
203.614.5124

        Citizens Communications Prices $1.75 Billion Senior Note Offering

STAMFORD, Conn., August 14, 2001 -- Citizens Communications (NYSE:CZN) announced today that it priced a private offering $1.75 billion of senior notes for resale under Rule 144A of the Securities Act of 1933. The closing of the offering is expected to occur on August 16, 2001.

In connection with the offering, Citizens Communications expects to issue $300 million of 6.375 percent senior notes due 2004, $750 million of 7.625 percent senior notes due 2008 and $700 million of 9.000 percent senior notes due 2031. Citizens Communications expects to use the net proceeds of the offering to refinance outstanding indebtedness.

About Citizens Communications
Citizens Communications serves 2.5 million access lines in 24 states. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.